SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005

                               DRYCLEAN USA, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                 0-9040                            11-2014231
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        (Commission File Number)       (IRS Employer Identification No.)


               290 N.E. 68 Street, Miami, Florida         33138
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 754-4551

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

     On March 24, 2005, the Company issued a press release announcing that its Board of Directors had declared a $.035 semi-annual dividend, payable on May 2, 2005 to shareholders of record on April 15, 2005. The previous cash dividend distributed on November 1, 2004 was an annual dividend of $.06 per share. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

               (a)  Financial Statements of Businesses Acquired: None

               (b)  Pro Forma Financial Information: None

               (c)  Exhibits:

                    99.1 The Company's press release dated March 24, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DRYCLEAN USA, Inc.


Date:    March 28, 2005               By:  /s/ Michael S. Steiner
                                           -------------------------------------
                                           Michael S. Steiner,
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              The Company's press release dated March 24, 2005.